SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: October 11, 2001
(Date of earliest event reported)

Commission File No.:  333-62184


                    Wells Fargo Asset Securities Corporation
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      Delaware                                           52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                         21703
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Address of principal executive offices                    (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

            Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Wells Fargo Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------
      (99)                             Collateral Term Sheets
                                       prepared by Wells Fargo
                                       Asset Securities Corporation
                                       in connection with Wells
                                       Fargo Asset Securities
                                       Corporation, Mortgage
                                       Pass-Through Certificates,
                                       Series 2001-24

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES
                                    CORPORATION

October 11, 2001

                                   By: /s/ Alan S. McKenney
                                       -----------------------------------------
                                       Alan S. McKenney
                                       Vice President

                                INDEX TO EXHIBITS

                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (99)                 Collateral Term Sheets                E
                        prepared by Wells
                        Fargo Asset Securities
                        Corporation in connection
                        with Wells Fargo Asset
                        Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2001-24

Exhibit No. 99


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